UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2021

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class P Common Stock	KMI	NYSE
1.500% Senior Notes due 2022	KMI 22	NYSE
2.250% Senior Notes due 2027	KMI 27A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 20, 2021, the board of directors of Kinder Morgan, Inc. (“KMI”) approved the Amended and Restated Annual Incentive Plan of Kinder Morgan, Inc. (the “Annual Incentive Plan”), which amends and restates the previous Amended and Restated Annual Incentive Plan of Kinder Morgan, Inc. dated January 21, 2015, as amended (the “Previous Plan”). The Annual Incentive Plan amends and restates the Previous Plan to, among other things:
•Remove references to Section 162(m) of the Internal Revenue Code of 1986, as amended, which no longer applies to awards under the Annual Incentive Plan as a result of the enactment of the Tax Cuts and Jobs Act of 2017, which eliminated the performance-based compensation exception under Section 162(m) for tax years beginning on or after January 1, 2018, and make related adjustments to affected provisions;
•Revise the list of performance criteria upon which performance goals may be based; and
•More clearly describe the procedures for establishing the bonus pool, performance goals and bonus opportunities.
The foregoing summary is subject to, and qualified in its entirety by, the full text of the Amended and Restated Annual Incentive Plan of Kinder Morgan, Inc., which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) The exhibit set forth below is furnished with this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Amended and Restated Annual Incentive Plan of Kinder Morgan, Inc., effective January 20, 2021.

104	Cover Page Interactive Data File pursuant to Rule 406 of Regulation S-T formatted in iXBRL (Inline Extensible Business Reporting Language).

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: January 26, 2021	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

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